UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 27, 2021

SolarWindow Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	59-3509694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9375 E. Shea Blvd., Suite 107-B, Scottsdale, AZ 85260
(Address of Principal Executive Offices) (Zip Code)

(800) 213-0689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2021 the Board of Directors (the “Board”) of SolarWindow Technologies, Inc. (the "Company"), (i) increased the annual base salary of its President, John Rhee, from $264,000 to $295,680 per year, commencing as of September 1, 2021 and (ii) awarded its Chief Executive Officer, Jatinder S. Bhogal a discretionary bonus, in accordance with the terms of the consulting agreement pursuant to which Mr. Bhogal provides executive services to the Company in the amount of $164,000.

The Board also approved the grant of options to purchase shares (the “Option Shares”) of the Company’s common stock (the “Options”) to the following Officers and Directors.

Name	Title	Number of Options
Mr. Justin Frere	Chief Financial Officer and Secretary	50,000
Mr. Gary Parmar	Director	30,000
Mr. Bob Levine	Director	30,000
Mr. Joseph Sierchio	Director	15,000

The Board also approved the grant of Options to purchase up to 15,000 Option Shares to a consultant to the Company

The Options will be granted pursuant to, and in accordance with, the terms and conditions of the Company’s 2006 Incentive Plan (the “Plan”), and will be further subject to the terms and conditions of the Stock Option Agreement and Grant Notice (together, the “Option Agreements”) as approved by the Board and to be filed with the Securities and Exchange Commission.

The Options shall have a ten (10) year term commencing on October 27, 2021 (the “Grant Date”). The Option Shares shall vest as to fifty (50%) percent thereof on the six-month anniversary of the Grant Date, and as to the balance, on the twelve-month anniversary of the Grant Date. The exercise price per share shall be the closing price of the Company’s common stock as reported on the OTC Markets Pink Sheets-Current Information, which represents the fair market value of the Company’s common stock on the grant date as determined under the terms of the Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 2, 2021.

SolarWindow Technologies, Inc.

By: /s/ Jatinder S. Bhogal

Jatinder S. Bhogal

Chief Executive Officer